UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2022

Cardiff Oncology, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35558	27-2004382
(State or other jurisdiction	(Commission File Number)	IRS Employer
of incorporation or organization)		Identification No.)

11055 Flintkote Avenue
San Diego, CA 92121
(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 952-7570

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock	CRDF	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐             Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐
 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A (this “Amendment No. 1”) is being filed as an amendment to the Current Report on Form 8-K filed by the registrant on June 9, 2022 (the “Original 8-K”). The Original 8-K was filed with the Securities and Exchange Commission to report the results of the voting at the registrant’s annual meeting of stockholders held on June 9, 2022. The purpose of this Amendment No. 1 is to amend and restate Item 5.07 in the Original 8-K in its entirety to correct an error in the voting results of Proposal 4. No other changes have been made to the information set forth in the Original 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 9, 2022, Cardiff Oncology, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). A total of 29,365,861 shares of common stock, constituting a quorum, were represented in person or by valid proxies at the Annual Meeting. The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting, as set forth in the Definitive Proxy Statement, filed with the Securities and Exchange Commission on April 14, 2022 are as follows:

Proposal 1. All of the seven (7) nominees for director were elected to serve until the 2023 Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified, or until such director’s earlier resignation, removal or death. The result of the votes to elect the seven (7) directors was as follows:

Directors	For	Withhold	Broker Non Vote
Mark Erlander, Ph.D.	17,005,064	302,601	12,058,196
Dr. Rodney Markin	16,800,710	506,955	12,058,196
Dr. James O. Armitage	16,825,192	482,473	12,058,196
Lale White	16,789,000	518,665	12,058,196
Gary W. Pace, Ph.D.	16,994,506	313,159	12,058,196
Mani Mohindru, Ph.D.	16,796,617	511,048	12,058,196
Renee P. Tannenbaum, Pharm.D.	14,248,652	3,059,013	12,058,196

Proposal 2. The appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for its fiscal year ended December 31, 2022 was ratified and approved by the stockholders by the votes set forth in the table below:

For	Against	Abstain	Broker Non Vote
28,705,610	487,857	172,394	0

Proposal 3. The amendment to the Company’s 2021 Omnibus Equity Incentive Plan was approved by the stockholders by the votes set forth in the table below:

For	Against	Abstain	Broker Non Vote
14,013,072	3,122,466	172,125	12,058,198

Proposal 4. The advisory vote on the compensation of the Company’s executive officers was not approved by the stockholders by the votes set forth in the table below:

For	Against	Abstain	Broker Non Vote
7,931,026	7,356,186	2,020,452	12,058,197

Abstentions are counted toward the tabulation of votes cast on Proposal 4 and has the same effect as negative votes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:         June 14, 2022

CARDIFF ONCOLOGY, INC.

By:	/s/ Mark Erlander
Mark Erlander
Chief Executive Officer

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